EXHIBIT 10-1

AMENDMENT TO LOAN AGREEMENT

Branch Banking and Trust Company
1300 South Babcock Street
Melbourne, Florida 32901
(Hereinafter referred to as the “Bank”)

The Goldfield Corporation,
A Delaware corporation
1684 West Hibiscus Blvd.
Melbourne, Florida 32901
(Hereinafter referred to as the “Borrower”)

Southeast Power Corporation,	Bayswater Development Corporation,
a Florida corporation	a Florida corporation
1684 West Hibiscus Blvd.	1684 West Hibiscus Blvd.
Melbourne, Florida 32901	Melbourne, Florida 32901

Pineapple House of Brevard, Inc.,	Oak Park of Brevard, Inc.,
a Florida corporation	a Florida corporation
1684 West Hibiscus Blvd.	1684 West Hibiscus Blvd.
Melbourne, Florida 32901	Melbourne, Florida 32901
(Individually and collectively “Guarantor”)

This Amendment to Loan Agreement (“Agreement”) is entered into March 14, 2006 by and between Bank, Borrower, and Guarantor.

RECITALS

          A.          Borrower and Bank entered into a loan (herein “Loan One”) evidenced by that certain Revolving Line of Credit Promissory Note executed by Borrower in favor of the Bank dated August 26, 2005, in the original principal amount of $1,000,000.00 (herein “Note One”).

          B.          Borrower and Bank also agreed to and entered into that certain Loan Agreement dated August 26, 2005 (the “Loan Agreement”) (to which this Amendment is appended) setting forth the covenants, agreements, representations and warranties as the terms upon which the Bank is willing to extend credit to Borrower.

          C.          Borrower has requested an increase to the principal amount of Loan One so that Loan One shall be in the aggregate principal amount of $3,000,000.00.  Accordingly, Borrower and Guarantor have requested Bank to amend the provision in Note One (and in any other Loan Document) limiting the amount which may be borrowed and re-borrowed from time to time, from the principal amount of $1,000,000.00 to the principal amount of $3,000,000.00.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and conditions herein, Borrower and Bank agree as follows:

1.	The above Recitals are hereby incorporated by reference.

2.

The Bank hereby amends the provision in Note One that limits the principal amount the amount of $1,000,000.00 that may be borrowed and re-borrowed from time to time, from the principal sum of $1,000,000.00 to the principal sum of $3,000,000.00.

3.

The terms of Note One are hereby renewed and modified in their entirety as evidenced by that certain Renewal Revolving Line of Credit Promissory Note (herein “Renewal Promissory Note”) in the principal amount of $3,000,000.00, dated March 14, 2006, which has a maturity date of August 26, 2006.  Note One as renewed and modified in its entirety by the Renewal Promissory Note is herein collectively referred to as the “Promissory Note” or “Note”. All references in the Loan Agreement dated August 26, 2005 to the term “Note” shall now refer to Note One, as renewed and modified in its entirety by the Renewal Promissory Note.

4.

That said Note, Loan Agreement (as amended), and other Loan Documents are in full force and effect with respect to each and every term and provision and nothing herein contained shall in any manner impair the liability of the Borrower thereunder.

5.	That the Guarantor hereby joins in the execution hereof for the purpose of agreeing to be bound by the terms and conditions hereof.

6.

That all of the other stipulations, terms, provisions, covenants and agreements as contained in the aforesaid Note, Loan Agreement (as amended), and other Loan Documents shall remain in full force and effect except as herein provided to the contrary or modified in conjunction herewith.

7.	This agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

“BORROWER”

THE GOLDFIELD CORPORATION,
a Delaware corporation

By:	/s/ Stephen R. Wherry

STEPHEN R. WHERRY
Treasurer

“GUARANTOR”

SOUTHEAST POWER CORPORATION,
a Florida corporation

By:	/s/ Stephen R. Wherry

STEPHEN R. WHERRY
Treasurer

PINEAPPLE HOUSE OF BREVARD, INC.,
a Florida corporation

By:	/s/ Stephen R. Wherry

STEPHEN R. WHERRY
Treasurer

BAYSWATER DEVELOPMENT CORPORATION,
a Florida corporation

By:	/s/ Stephen R. Wherry

STEPHEN R. WHERRY
Treasurer

OAK PARK OF BREVARD, INC.,
a Florida corporation

By:	/s/ Stephen R. Wherry

STEPHEN R. WHERRY
Treasurer

“BANK”

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Barry Forbes

BARRY FORBES
Senior Vice President